UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2012

SUN RIVER ENERGY, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-27485	84-1491159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5950 Berkshire Lane, Suite 1650, Dallas, Texas 75225
(Address of Principal Executive Offices) (Zip Code)

(214) 369-7300
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

1)           On June 4, 2012, Sun River Energy, Inc. (the “Company” or “Sun River”) entered into a Secured Convertible Promissory Note (the “Note”) with Sierra Foxtrot, LP (the “Payee”).  Sierra Foxtrot, LP is the family partnership of the Company’s Chairman of the Board, President and Chief Executive Officer, Donal R. Schmidt, Jr.  Mr. Schmidt Mr. Schmidt is a limited partner Sierra Foxtrot, LP and is the managing member of Sierra Foxtrot, LP’s general partner, Sierra Foxtrot GenPar, LLC.

Payee and Mr. Schmidt accepted the Note in settlement of the amounts owed to Mr. Schmidt by the Company for failure of the Company to perform under Mr. Schmidt’s Employment Agreement.  The Note is for a six month term and is due December 4, 2012.  The principal amount of the Note is for Two Million Five Hundred Forty Five Thousand Eight Hundred Ninety Six and 10/100 Dollars ($2,545,896.10) and it bears an interest rate of four percent (4%) per annum.  The Company may prepay the Note at any time without penalty or premium, upon 10 days written notice Payee and subject to the Payee’s right to convert as provided for in the Note.

Prior to the Due Date, Payee shall have the option in its sole discretion, upon written notice to the Company, to convert all or part of the principal balance and interest, but not the employer or employee taxes, into shares of common stock of the Company at a price per share equal to $0.20 per share.  After the Due date, Payee of the Note shall have the option, in its sole discretion, upon written notice to the Company, to convert all or part of the principal balance and interest, but not the employer or employee taxes, into shares of common stock of the Company at a price per share equal to 85% of the closing price per share on the date immediately preceding the date of the written notice.

A default exists under this note if (1) Maker fails to timely pay or perform any obligation or covenant in this Note or any written agreement between Payee and Maker or any Other Obligated Party; (2) any warranty, covenant, or representation in this note or in any other written agreement between Payee and Maker is materially false when made; (3) a receiver is appointed for Maker or any property on which a lien or security interest is created as security (the "Collateral Security") for any part of this note; (4) any Collateral Security is assigned for the benefit of creditors; (5) a bankruptcy or insolvency proceeding is commenced by Maker; (6) (a) a bankruptcy or insolvency proceeding is commenced against Maker and (b) the proceeding continues without dismissal for sixty days, the party against whom the proceeding is commenced admits the material allegations of the petition against it, or an order for relief is entered; (7) the Maker is dissolved, begins to wind up its affairs, is authorized to dissolve or wind up its affairs by its governing body or persons, or any event occurs or condition exists that permits the dissolution or winding up of the affairs of the Maker; (8) a Change in Control of Maker occurs as set forth in the definition below; or (8) any Collateral Security is impaired by loss, theft, damage, levy and execution, issuance of an official writ or order of seizure, or destruction, unless it is promptly replaced with collateral security of like kind and quality or restored immediately to its former condition.

Change in Control Defined. For purposes of this note, "Change in Control" shall mean the occurrence of any of the following:

(i)           any person or "group" (within the meaning of Section 13(d)(3) of the 1934 Act), acquiring "beneficial ownership" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of fifty percent (50%) or more of the aggregate voting power of the capital stock ordinarily entitled to elect directors of the Company;

(ii)           the sale of all or substantially all of the Company's assets in one or more related transactions to a person other than such a sale to a subsidiary of the Company which does not involve a change in the equity holdings of the Company; or

(iii)           any merger, consolidation, reorganization or similar event of the Company or any of its subsidiaries, as a result of which the holders of the voting stock of the Company immediately prior to such merger, consolidation, reorganization or similar event do not directly or indirectly hold at least fifty-one percent (51%) of the aggregate voting power of the capital stock of the surviving entity.

2)           On June 4, 2012, Sun River Energy, Inc. (the “Company” or “Sun River”) entered into a Secured Convertible Promissory Note (the “Note”) with its Chief Operating Officer, Thimothy S. Wafford (the “Payee”).

Payee accepted the Note in settlement of the amounts owed to Payee by the Company for failure of the Company to perform under his Employment Agreement.  The Note is for a six month term and is due December 4, 2012.  The principal amount of the Note is for Two Million Five Hundred Forty Five Thousand Eight Hundred Ninety Six and 10/100 Dollars ($2,545,896.10) and it bears an interest rate of four percent (4%) per annum.  The Company may prepay the Note at any time without penalty or premium, upon 10 days written notice Payee and subject to the Payee’s right to convert as provided for in the Note.

Prior to the Due Date, Payee shall have the option in its sole discretion, upon written notice to the Company, to convert all or part of the principal balance and interest, but not the employer or employee taxes, into shares of common stock of the Company at a price per share equal to $0.20 per share.  After the Due date, Payee of the Note shall have the option, in its sole discretion, upon written notice to the Company, to convert all or part of the principal balance and interest, but not the employer or employee taxes, into shares of common stock of the Company at a price per share equal to 85% of the closing price per share on the date immediately preceding the date of the written notice.

A default exists under this note if (1) Maker fails to timely pay or perform any obligation or covenant in this Note or any written agreement between Payee and Maker or any Other Obligated Party; (2) any warranty, covenant, or representation in this note or in any other written agreement between Payee and Maker is materially false when made; (3) a receiver is appointed for Maker or any property on which a lien or security interest is created as security (the "Collateral Security") for any part of this note; (4) any Collateral Security is assigned for the benefit of creditors; (5) a bankruptcy or insolvency proceeding is commenced by Maker; (6) (a) a bankruptcy or insolvency proceeding is commenced against Maker and (b) the proceeding continues without dismissal for sixty days, the party against whom the proceeding is commenced admits the material allegations of the petition against it, or an order for relief is entered; (7) the Maker is dissolved, begins to wind up its affairs, is authorized to dissolve or wind up its affairs by its governing body or persons, or any event occurs or condition exists that permits the dissolution or winding up of the affairs of the Maker; (8) a Change in Control of Maker occurs as set forth in the definition below; or (8) any Collateral Security is impaired by loss, theft, damage, levy and execution, issuance of an official writ or order of seizure, or destruction, unless it is promptly replaced with collateral security of like kind and quality or restored immediately to its former condition.

Change in Control Defined. For purposes of this note, "Change in Control" shall mean the occurrence of any of the following:

(i)           any person or "group" (within the meaning of Section 13(d)(3) of the 1934 Act), acquiring "beneficial ownership" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of fifty percent (50%) or more of the aggregate voting power of the capital stock ordinarily entitled to elect directors of the Company;

(ii)           the sale of all or substantially all of the Company's assets in one or more related transactions to a person other than such a sale to a subsidiary of the Company which does not involve a change in the equity holdings of the Company; or

(iii)           any merger, consolidation, reorganization or similar event of the Company or any of its subsidiaries, as a result of which the holders of the voting stock of the Company immediately prior to such merger, consolidation, reorganization or similar event do not directly or indirectly hold at least fifty-one percent (51%) of the aggregate voting power of the capital stock of the surviving entity.

3)           On June 4, 2012, Sun River Energy, Inc. (the “Company” or “Sun River”) entered into a Secured Convertible Promissory Note (the “Note”) with its General Counsel and Secretary, James E. Pennington (the “Payee”).

Payee accepted the Note in settlement of the amounts owed to Payee by the Company for failure of the Company to perform under his Employment Agreement.  The Note is for a six month term and is due December 4, 2012.  The principal amount of the Note is for Two Hundred Ninety Eight Thousand Seven Hundred Ninety One and 57/100 Dollars ($298,791.57) and it bears an interest rate of four percent (4%) per annum.  The Company may prepay the Note at any time without penalty or premium, upon 10 days written notice Payee and subject to the Payee’s right to convert as provided for in the Note.

Prior to the Due Date, Payee shall have the option in its sole discretion, upon written notice to the Company, to convert all or part of the principal balance and interest, but not the employer or employee taxes, into shares of common stock of the Company at a price per share equal to $0.20 per share.  After the Due date, Payee of the Note shall have the option, in its sole discretion, upon written notice to the Company, to convert all or part of the principal balance and interest, but not the employer or employee taxes, into shares of common stock of the Company at a price per share equal to 85% of the closing price per share on the date immediately preceding the date of the written notice.

A default exists under this note if (1) Maker fails to timely pay or perform any obligation or covenant in this Note or any written agreement between Payee and Maker or any Other Obligated Party; (2) any warranty, covenant, or representation in this note or in any other written agreement between Payee and Maker is materially false when made; (3) a receiver is appointed for Maker or any property on which a lien or security interest is created as security (the "Collateral Security") for any part of this note; (4) any Collateral Security is assigned for the benefit of creditors; (5) a bankruptcy or insolvency proceeding is commenced by Maker; (6) (a) a bankruptcy or insolvency proceeding is commenced against Maker and (b) the proceeding continues without dismissal for sixty days, the party against whom the proceeding is commenced admits the material allegations of the petition against it, or an order for relief is entered; (7) the Maker is dissolved, begins to wind up its affairs, is authorized to dissolve or wind up its affairs by its governing body or persons, or any event occurs or condition exists that permits the dissolution or winding up of the affairs of the Maker; (8) a Change in Control of Maker occurs as set forth in the definition below; or (8) any Collateral Security is impaired by loss, theft, damage, levy and execution, issuance of an official writ or order of seizure, or destruction, unless it is promptly replaced with collateral security of like kind and quality or restored immediately to its former condition.

Change in Control Defined. For purposes of this note, "Change in Control" shall mean the occurrence of any of the following:

(i)           any person or "group" (within the meaning of Section 13(d)(3) of the 1934 Act), acquiring "beneficial ownership" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of fifty percent (50%) or more of the aggregate voting power of the capital stock ordinarily entitled to elect directors of the Company;

(ii)           the sale of all or substantially all of the Company's assets in one or more related transactions to a person other than such a sale to a subsidiary of the Company which does not involve a change in the equity holdings of the Company; or

(iii)           any merger, consolidation, reorganization or similar event of the Company or any of its subsidiaries, as a result of which the holders of the voting stock of the Company immediately prior to such merger, consolidation, reorganization or similar event do not directly or indirectly hold at least fifty-one percent (51%) of the aggregate voting power of the capital stock of the surviving entity.

4)           The Notes with Sierra Foxtrot, LP, Thimothy S. Wafford and James E. Pennington (collectively the “Mortgagees”) are secured by a Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenue signed by Sun River Energy, Inc. on June 4, 2012 (the “Mortgage”).  The Mortgage covers the entire right, title and interest of the Company of whatsoever kind and nature, including but not limited to interest in coal, oil and gas, gold, silver, timber and any other mineral rights of any type and nature, or any real property rights, oil and gas leasehold interests, royalty interests, and overriding royalty interest owned by the Company in any and all land located in Colfax County, New Mexico.

Under the Mortgage, the Company mortgaged, granted, bargained, sold, assigned and conveyed unto Mortgagees, with mortgage covenants, the following:  an undivided 47.5% unto Mortgagee Sierra Foxtrot, LP, an undivided 47.5% unto Mortgagee Thimothy S. Wafford and an undivided 5% unto Mortgagee James E. Pennington, in and to:

A.           The entire right, title and interest of Mortgagor of whatsoever kind and nature, including but not limited to interests in coal, oil and gas, gold, silver, timber and any other base or precious metals, and any other mineral rights of any type and nature, or any real property rights, oil and gas leasehold interests, royalty interests, and overriding royalty interests owned by Company in any and all land located in Colfax County, New Mexico.

B.           All of Company’s interests (whether now owned or hereafter acquired by operation of law or otherwise) in and to all presently existing and hereafter created oil, gas and/or mineral unitization, pooling and/or communitization agreements, declarations and/or orders, and in and to the properties covered and the units created thereby (including, without limitation, units formed under orders, rules, regulations or other official acts of any federal, state or other authority having jurisdiction and the so called "working interest units" created under operating agreements or otherwise), which cover, affect or otherwise relate to the properties owned by Company in Colfax County, New Mexico;

C.           All of Company’s interests in and rights under (whether now owned or hereafter acquired by operation of law or otherwise) all presently existing and hereafter created operating agreements, equipment leases, production sales, purchase, exchange and/or processing agreements, transportation agreements, farmout and/or farm-in agreements, salt water disposal agreements, area of mutual interest agreements, and other contracts and/or agreements which cover, affect, or otherwise relate to the properties described above or to the operation of such properties or to the treating, handling, storing, transporting or marketing of oil, gas or other minerals produced from (or allocated to) such property;

D.           All of Company’s interest (whether now owned or hereafter acquired by operation of law or otherwise) in and to all equipment, improvements, materials, supplies, fixtures and other property (including, without limitations all wells, pumping units, wellhead equipment, tanks, pipelines, flowlines, gathering lines, compressors, dehydration units, separators, meters, buildings, and power, telephone and telegraph lines) and all easements, servitudes, rights-of-way, surface leases and other surface rights, which are now or hereafter used, or held for use, in connection with the properties described above, or in connection with the treating, handling, storing, transporting, or marketing of oil, gas or other minerals produced from (or allocated to) such property;

E.           All oil, gas, other hydrocarbons, and other minerals produced from or allocated to the Mortgaged Property, and any products processed or obtained therefrom (herein collectively called the "Production");

F.           All equipment, inventory, improvements, fixtures, accessions, goods and other personal property of whatever nature now or hereafter located on or used or held for use in connection with the Mortgaged Property (or in connection with the operation thereof or the treating, handling, storing, transporting, processing, or marketing of Production) and all renewals or replacements thereof or substitutions therefor;

G.           All contract rights, contractual rights, and other general intangibles related to the Mortgaged Property, the operation thereof (whether Mortgagor is operator or non-operator), or the treating, handling, storing, transporting, processing, or marketing of Production, or under which the proceeds of Production arise or are evidenced or governed;

H.           All proceeds of the Collateral or payments in lieu of Production from the Collateral (such as take-or-pay payments), whether such proceeds or payments are goods, money, documents, instruments, chattel paper, securities, accounts, general intangibles, fixtures, real property, or other assets.

5)           Messrs. Schmidt, Wafford and Pennington have each agreed to continue to perform their respected duties as officers and/or directors for the next six (6) months on an at-will basis for the following salaries:

a)           Donal R. Schmidt, Jr. – $25,000 per month and if the Company is not able to pay cash he agrees to accept 125,000 shares of common stock of the Company per month in lieu thereof;

b)           Thimothy S. Wafford – $25,000 per month and if the Company is not able to pay cash he agrees to accept 125,000 shares of common stock of the Company per month in lieu thereof; and

c)           James E. Pennington – $20,833 per month and if the Company is not able to pay in cash, then the Company is authorized to pay his salary in shares of common stock of the Company based upon a per share price of $0.20.

Item 1.02  Termination of a Material Definitive Agreement.

1)           Effective June 4, 2012, Donal R. Schmidt, Jr. terminated his Employment Contract with Sun River Energy, Inc. (the “Company”) for good reason for the Company’s failure to pay his compensation and bonus for the year ending April 30, 2011 under the Employment Contract.  The definition of Good Reason in Section 4 of the Employment Agreement, includes but is not limited to, the Company’s failure to timely pay any compensation or bonuses due to the Employee under the Employment Agreement.  Mr. Schmidt provided the Company with notice of its failure to pay his Base Salary and bonus and waited past the 30 day cure period.  Pursuant to Section 5(a) of the Employment Contract if the Employment Contract is terminated for Good Reason, the Company is liable for the following:

(i)	Any unpaid Base Compensation accrued through the date of termination;

(ii)	Any unreimbursed expenses properly incurred prior to the date of termination;

(iii)	Any awards previously granted pursuant to the Stock Plan that have fully vested and, if applicable, exercisable, on the date of such termination of employment;

(iv)
Any amounts or rights to which Mr. Schmidt is entitled under any other written agreements with the Company or written Company policy or pursuant to any Company benefit or welfare plans in effect on the date of termination;

(v)	In year two, one lump-sum payment of severance pay equal to two (2) times the Base Compensation.

Payments due under clauses (i) and (ii) above shall be paid by the Company within ten (10) days after the date of termination of Mr. Schmidt’s employment.  Paymentsunder clauses (iii) and (iv) shall be paid pursuant to the terms of the applicable agreements or plans.  Payments under clause (v) shall be paid within thirty (30) days after the date of termination.

The Company entered into the Secured Convertible Promissory Note with Sierra Foxtrot, LP, set forth above in Item 1.01, in full satisfaction of the termination of Mr. Schmidt’s Employment Agreement.

2)           Effective June 4, 2012, Thimothy S. Wafford, Chief Operating Officer, terminated his Employment Contract with Sun River Energy, Inc. (the “Company”) for good reason for the Company’s failure to pay his compensation and bonus for the year ending April 30, 2011 under the Employment Contract.  The definition of Good Reason in Section 4 of the Employment Agreement, includes but is not limited to, the Company’s failure to timely pay any compensation or bonuses due to the Employee under the Employment Agreement.  Mr. Schmidt provided the Company with notice of its failure to pay his Base Salary and bonus and waited past the 30 day cure period.  Pursuant to Section 5(a) of the Employment Contract if the Employment Contract is terminated for Good Reason, the Company is liable for the following:

(i)	Any unpaid Base Compensation accrued through the date of termination;

(ii)	Any unreimbursed expenses properly incurred prior to the date of termination;

(iii)	Any awards previously granted pursuant to the Stock Plan that have fully vested and, if applicable, exercisable, on the date of such termination of employment;

(iv)
Any amounts or rights to which Mr. Wafford is entitled under any other written agreements with the Company or written Company policy or pursuant to any Company benefit or welfare plans in effect on the date of termination;

(v)	In year two, one lump-sum payment of severance pay equal to two (2) times the Base Compensation.

Payments due under clauses (i) and (ii) above shall be paid by the Company within ten (10) days after the date of termination of Mr.Wafford’s employment.  Paymentsunder clauses (iii) and (iv) shall be paid pursuant to the terms of the applicable agreements or plans.  Payments under clause (v) shall be paid within thirty (30) days after the date of termination.

The Company entered into the Secured Convertible Promissory Note, set forth above in Item 1.01, in full satisfaction of the termination of Mr. Wafford’s Employment Agreement.

3)           On June 4, 2012, James E. Pennington terminated his Employment Contract with Sun River Energy, Inc. (the “Company”) for good cause for the Company’s failure to pay his compensation under the Employment Contract.  The definition of Good Cause in Section 8 of the Employment Agreement, includes but is not limited to, the Company’s failure to timely pay any compensation due to the Employee under the Employment Agreement and a reduction of the Employee’s compensation without Employee’s written consent.  Mr. Pennington provided the Company with notice of its failure to pay his Base Salary and waited past the 30 day cure period.  Pursuant to Section 9(b) of the Employment Contract if the Employment Contract is terminated for Good Cause the Company is liable for the following:

(vi)	on the sixth (6th) day following the Termination Date or the next regularly scheduled pay day of the Company following the Termination Date, respectively,

(A)	any accrued but unpaid Base Salary for services rendered through the Termination Date,

(B)	any accrued but unpaid expenses required to be reimbursed under Section 4 of the Employment Agreement, and

(C)	any vacation accrued to the Termination Date, and

(vii)
severance pay in an amount equal to Employee’s Base Salary for a period beginning on the Termination Date and ending one (1) year from the Termination Date or if the Termination Date occurs in the third (3rd) year of this Agreement then Employee shall receive his pro-rata Base Salary until the third (3rd) anniversary of the date of this Agreement.  Payments shall be payable in equal monthly installments beginning on the last day of the first month following the Termination Date; provided, however, that none of the benefits payable under Section 9(b)(ii) will be payable unless, and the obligation to pay any severance pursuant to Section 9(b)(ii) shall not accrue until, the Employee has signed and delivered an executed general release, which has become irrevocable, satisfactory to the Company in its reasonable discretion, releasing the Company and its Affiliates and their respective officers, directors, managers, members, partners and employees from any and all claims or potential claims arising from or related to the Employee’s employment or termination of employment, and

(viii)	all 300,000 shares of common stock under the Stock Option.

The Company entered into the Secured Convertible Promissory Note set forth above in Item 1.01 in full satisfaction of the termination of Mr. Pennington’s Employment Agreement.

Exhibit No.	Description
10.1	Secured Convertible Promissory Note, by and between Sun River Energy, Inc. and Sierra Foxtrot, LP, dated June 4, 2012*
10.2	Secured Convertible Promissory Note, by and between Sun River Energy, Inc. and Thimothy S. Wafford, dated June 4, 2012*

10.3	Secured Convertible Promissory Note, by and between Sun River Energy, Inc. and James E. Pennington, dated June 4, 2012*
10.4
Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenue signed by Sun River Energy, Inc. in favor of Sierra Foxtrot, LP, Thimothy S. Wafford, and James E. Pennington, dated June 4, 2012*

10.5	Employment Agreement by and between Sun River Energy, Inc. and Donal R. Schmidt, Jr. (1)
10.6	Employment Agreement by and between Sun River Energy, Inc. and Thimothy S. Wafford (1)
10.7	Employment Agreement by and between Sun River Energy, Inc. and James E. Pennington (2)

*             Filed herewith
(1)           Incorporated by reference from the Employment Agreements reported on and filed with Form 8-K filed on July 16, 2010.
(2)           Incorporated by reference from the Employment Agreement reported on and filed with Form 8-K filed on April 1, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUN RIVER ENERGY, INC.
Date: June 8, 2012	By:	/s/ Donal R. Schmidt, Jr.
		Name:	Donal R. Schmidt, Jr.
		Title:	President and CEO